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                                                                    Exhibit 23.3

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to Registration Statement No. 333-38288 of Interliant, Inc. on Form S-1 of our report regarding reSOURCE PARTNER, Inc. dated February 11, 2000, appearing in the Prospectus, which is a part of such Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP

Columbus, Ohio
June 23, 2000